EXHIBIT 10.1

CONSENT TO EXTENSION OF WAIVER

TO REVOLVING CREDIT, TERM LOAN

AND

SECURITY AGREEMENT

CONSENT, dated as of August 31, 2017 (this "Consent"), to extension of the Waiver, dated as of August 14, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the "Waiver"), to the Revolving Credit, Term Loan and Security Agreement dated as of March 31, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among GEE GROUP INC., an Illinois corporation ("Holdings"), SCRIBE SOLUTIONS, INC., a Florida corporation ("Scribe"), AGILE RESOURCES, INC., a Georgia corporation ("Agile"), ACCESS DATA CONSULTING CORPORATION, a Colorado corporation ("Access"), TRIAD PERSONNEL SERVICES, INC., an Illinois corporation ("Triad Personnel"), TRIAD LOGISTICS, INC., an Ohio corporation ("Triad Logistics"), PALADIN CONSULTING, INC., a Texas corporation ("Paladin"), BMCH, INC., an Ohio corporation ("BMCH"), GEE GROUP PORTFOLIO INC., a Delaware corporation and the surviving corporation of the merger of SNI HOLDCO INC., a Delaware corporation, with and into GEE Group Portfolio Inc., a Delaware corporation ("SNI Holdings"), and SNI COMPANIES, a Delaware corporation ("SNI" and together with Holdings, Scribe, Agile, Access, Triad Personnel, Triad Logistics, Paladin, BMCH, SNI Holdings and each other Person joined thereto as a borrower from time to time, collectively, the "Borrowers" and each a "Borrower"), each Subsidiary of Holdings listed as a "Guarantor" on the signature pages thereto (together with each other Person joined thereto as a guarantor from time to time, collectively, the "Guarantors", and each a "Guarantor", and together with the Borrowers, collectively, the "Loan Parties" and each a "Loan Party"), the lenders which now are or which thereafter become a party thereto that make Revolving Advances thereunder (together with their respective successors and assigns, collectively, the "Revolving Lenders" and each a "Revolving Lender"), the lenders which now are or which thereafter become a party thereto that made or acquire an interest in the Term Loans (together with their respective successors and assigns, collectively, the "Term Loan Lenders" and each a "Term Loan Lender", and together with the Revolving Lenders, collectively, the "Lenders" and each a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as administrative agent for the Lenders (together with its successors and assigns, in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (together with its successors and assigns, in such capacity, the "Collateral Agent"), and MGG INVESTMENT GROUP LP, as term loan agent (together with its successors and assigns, in such capacity, the "Term Loan Agent" and together with the Administrative Agent and the Collateral Agent, each an "Agent" and, collectively, the "Agents").

WHEREAS, the Borrowers, the Guarantors, the Agents and the Required Lenders wish to extend the time for the Loan Parties to deliver certain materials required under Section 5 of the Waiver as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

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1. Definitions. All terms used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2. Consent. The Required Lenders hereby consent to extending the time by which the Loan Parties must deliver the materials described in clauses (i) and (ii) of Section 5 of the Waiver from the date that is twenty (20) days after the Waiver Amendment Effective Date to October 3, 2017. The Loan Parties hereby acknowledge, agree and confirm that failure to timely comply with any of the requirements set forth in Section 5 of the Waiver (as modified pursuant to the previous sentence) shall result in an immediate Event of Default.

3. Conditions to Effectiveness. This Consent shall become effective only upon satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied or waived being herein called the "Consent Effective Date"):

(a) The Agents shall have received this Consent, duly executed by the Loan Parties, each Agent and the Required Lenders.

(b) Except to the extent provided in this Consent, no Default or Event of Default shall have occurred and be continuing on the Consent Effective Date or result from this Consent becoming effective in accordance with its terms.

(c) The Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders, a consent fee equal to $73,750 (the "Consent Fee"), which fee shall be fully earned, due and payable in full on the Consent Effective Date. The Loan Parties, the Agents and the Lenders hereby acknowledge and agree that upon payment in full of the Consent Fee, the Loan Parties shall be permitted to add back the amount of the Consent Fee to the calculation of EBITDA for the applicable period.

4. Continued Effectiveness of the Loan Agreement and Other Documents. Each Loan Party hereby (i) acknowledges and consents to this Consent, (ii) confirms and agrees that the Loan Agreement and each Other Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Consent Effective Date all references in any such Other Document to "the Loan Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended or modified by this Consent, and (iii) confirms and agrees that to the extent that any such Other Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Loan Agreement (as amended hereby) and the Other Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Consent does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Loan Agreement, or the obligations of the Loan Parties under any Other Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Loan Agreement or any Other Document, nor constitute a waiver of any provision of the Loan Agreement or any Other Document.

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5. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Loan Agreement and the Other Documents and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Loan Agreement and the Other Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Loan Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Consent and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Consent Effective Date and arising out of, connected with or related in any way to this Consent, the Loan Agreement or any Other Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans, or the management of such Loans or the Collateral, in each case, on or prior to the Consent Effective Date.

As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

As to each and every claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

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Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the Released Parties above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Released Parties on the basis of any claim released, remised and discharged by such Person pursuant to this Section 5. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Loan Agreement or any of the Other Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent's Lien on any item of Collateral under the Loan Agreement or the Other Documents. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees, agents and attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as the Released Parties may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by the Released Parties as a result of such violation.

6. Miscellaneous.

(a) This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Consent.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

(c) This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

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(d) Each Loan Party hereby acknowledges and agrees that this Consent constitutes a "Other Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Consent shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Consent.

(e) Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders party to this Consent in connection with the preparation, execution and delivery of this Consent or otherwise payable under the Loan Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders party to this Consent.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:	GEE GROUP INC.

By:
Name:
Title:

SCRIBE SOLUTIONS INC.

By:
Name:
Title:

AGILE RESOURCES, INC.

By:
Name:
Title:

ACCESS DATA CONSULTING CORPORATION

By:
Name:
Title:

TRIAD PERSONNEL SERVICES, INC.

By:
Name:
Title:

TRIAD LOGISTICS, INC.

By:
Name:
Title:

PALADIN CONSULTING, INC.

By:
Name:
Title:

6

BMCH, INC.

By:
Name:
Title:

GEE GROUP PORTFOLIO INC.

By:
Name:
Title:

SNI COMPANIES

By:
Name:
Title:

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AGENTS:	PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:
Name:
Title:

MGG INVESTMENT GROUP LP,
as Term Loan Agent

By:
Name:
Title:

LENDERS:	PNC BANK, NATIONAL ASSOCIATION,
as Revolving Lender and a Term Loan Lender

By:
Name:
Title:

MGG SPECIALTY FINANCE FUND LP,
as a Term Loan Lender

By:
Name:
Title:

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MGG SF EVERGREEN FUND LP,
as a Term Loan Lender

By:
Name:
Title:

MGG SF DRAWDOWN UNLEVERED FUND LP,
as a Term Loan Lender

By:
Name:
Title:

MGG SF EVERGREEN UNLEVERED FUND LP,
as a Term Loan Lender

By:
Name:
Title:

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